Exhibit 10.10

Execution Version

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT dated as of April 9, 2018 (this “Assumption Agreement”), between VISTRA ENERGY CORP., a Delaware corporation (the “New Borrower”) (as successor by merger to DYNEGY INC., a Delaware Corporation, “Dynegy”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, (“Credit Suisse”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as collateral trustee (in such capacity, the “Collateral Trustee”) for the First-Lien Secured Parties (as defined therein).

WHEREAS, Dynegy, the lenders named therein (the “Lenders”), and Credit Suisse, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Trustee for the Lenders are party to that certain Credit Agreement, dated as of April 23, 2013 (as amended, restated, amended and restated, replaced, supplemented and/or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein having the meanings assigned to such terms in the Credit Agreement);

WHEREAS, pursuant to the agreement and plan of merger dated as of October 29, 2017 (the “Merger Agreement”), between the New Borrower and Dynegy, Dynegy will merge with and into the New Borrower, with the New Borrower as the surviving entity of such merger;

WHEREAS, Section 10.02 of the Credit Agreement provides that any Person formed by or surviving a consolidation or merger with the Borrower (if other than the Borrower) shall assume all obligations of the Borrower under the Credit Documents pursuant to joinder agreements or other documents and agreements reasonably satisfactory to the Administrative Agent.

WHEREAS, the New Borrower is executing and delivering this Assumption Agreement in accordance with the requirements of the Credit Agreement of Section 10.02 of the Credit Agreement to become a Borrower under the Credit Agreement;

Accordingly, the New Borrower, the Administrative Agent and Collateral Trustee agree as follows:

SECTION 1. In accordance with Section 10.02 of the Credit Agreement, the New Borrower by its signature below becomes the “Borrower” under the Credit Agreement and each of the other Credit Documents with the same force and effect as if originally named therein as the Borrower and the New Borrower hereby agrees to all the terms and provisions of the Credit Agreement and each of the other Credit Documents applicable to it as Borrower thereunder, agrees to be bound by the terms of the Credit Agreement, as the Borrower thereunder (including, without limitation, the covenants set forth therein) and assumes all obligations (including without limitation, all payment obligations), rights and powers of a Borrower thereunder. Each reference to the “Borrower” in the Credit Agreement and each of the other Credit Documents shall be deemed to include the New Borrower. The Credit Agreement is hereby incorporated herein by reference.

SECTION 2. The New Borrower represents and warrants to the Administrative Agent, the Collateral Trustee, the Lenders and the other First-Lien Secured Parties that this Assumption Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

SECTION 3. The New Borrower represents and warrants that immediately after giving effect to the merger of Dynegy with and into the New Borrower, no Default or Event of Default exists and the Fixed Charge Coverage Ratio of the New Borrower is greater, after giving pro forma effect, to the merger of Dynegy with and into the New Borrower and any related financing transactions as if the same had occurred at the beginning of the applicable Test Period than the Borrower’s actual Fixed Charge Coverage Ratio for the period.

SECTION 4. This Assumption Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of a counterpart via facsimile or other electronic transmission shall constitute delivery of an original counterpart. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower, the Administrative Agent and the Collateral Trustee.

SECTION 5. This Assumption Agreement shall constitute notice for the purposes of and satisfy the obligation, with respect to the New Borrower, under Section 4.03 of that certain Guarantee and Collateral Agreement, dated as of April 23, 2013 (as amended, restated, amended and restated, replaced supplemented and/or otherwise modified from time to time) among the New Borrower (as successor by merger to Dynegy), each Restricted Subsidiary (as defined in the Credit Agreement) of the New Borrower from time to time party thereto and Credit Suisse as Collateral Trustee.

SECTION 6. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

SECTION 7. (a)    THIS ASSUMPTION AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN ANY MORTGAGE, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS ASSUMPTION AGREEMENT OR ANY OTHER CREDIT DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS ASSUMPTION AGREEMENT OR ANY OTHER CREDIT DOCUMENTS, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS ASSUMPTION AGREEMENT OR ANY OTHER CREDIT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF (i) ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR (ii) THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS ASSUMPTION AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)    EACH OF THE PARTIES TO THIS ASSUMPTION AGREEMENT HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS ASSUMPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8. In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. All communications and notices hereunder shall be in writing and given as provided in Section 13.03 of the Credit Agreement.

SECTION 10. The New Borrower agrees to reimburse the Administrative Agent and the Collateral Trustee for its reasonable and documented out-of-pocket expenses in connection with this Assumption Agreement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent and the Collateral Trustee.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

VISTRA ENERGY CORP.

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

[Signature Page to Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as

Administrative Agent

By:	/s/ Mikhail Faybusovich
Name	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Assumption Agreement]